                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934
                                 Date of Report
                (Date of earliest event reported): July 1, 2005
                                   UTG, INC.
             (Exact name of registrant as specified in its charter)

Delaware                               0-16867                               20-2907892
(State or other jurisdiction of   (Commission File Number)      (I.R.S. Employer Identification No.)
incorporation or organization)

                            5250 South Sixth Street
                          Springfield, Illinois 62703
             (Address of principal executive offices and zip code)

                                 (217) 241-6300
              (Registrant's telephone number, including area code)

                  Successor Issuer to United Trust Group, Inc.

         (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 Written communications pursuant to Rule 425 under the Securities Act

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                Explanatory Note

     On July 1, 2005,  United Trust Group,  Inc., an Illinois  corporation ("UTG
Illinois")  merged  with and into its  wholly-owned  subsidiary,  UTG,  Inc.,  a
Delaware  corporation (the "Company"),  for the purpose of effecting a change in
the   Company's   state  of   incorporation   from  Illinois  to  Delaware  (the
"Reincorporation  Merger").  The Reincorporation Merger was effected pursuant to that certain Agreement and Plan of Merger dated as of April 4, 2005 (the "Merger
Agreement"),  which was approved by the boards of directors of both UTG Illinois and the Company and by the affirmative  vote of the holders of two-thirds of the outstanding shares of common stock of UTG Illinois at the 2005 annual meeting of shareholders  on June 15, 2005,  and by the sole  stockholder  of the Company on
June 15, 2005.

     As a result of the Reincorporation Merger, the Company became the successor issuer to UTG Illinois  under the  Securities  Exchange Act of 1934,  as amended
(the "Exchange  Act"),  with respect to its common stock and will succeed to UTG
Illinois' reporting obligations  thereunder.  Pursuant to Rule 12g-3 promulgated under the  Exchange  Act,  the shares of common  stock of the Company are deemed registered under Section 12(g) of the Exchange Act.

     The  Reincorporation  Merger is described more fully below under Item 8.01,
Other  Events.  A copy of the Merger  Agreement  is filed as Exhibit 2.1 to this
Report and is incorporated by reference herein.

Item 3.03.  Material Modification to Rights of Security Holders.

     Prior to the  Reincorporation  Merger, UTG Illinois' corporate affairs were governed  by the  corporate  law of the State of  Illinois  and its  articles of incorporation  and bylaws,  each of which was adopted  under  Illinois  law (the
"Illinois  Charter  and  Bylaws").  Pursuant to the Merger  Agreement  described above, and as a result of the consummation of the  Reincorporation  Merger,  the certificate of incorporation and the bylaws of the Company in effect immediately prior to the  Reincorporation  Merger (the "Delaware Charter and Bylaws") became the  certificate  of  incorporation  and  bylaws of the  surviving  corporation.
Accordingly,  the constituent  instruments defining the rights of holders of the
Company's  capital stock will now be the Delaware Charter and Bylaws,  copies of which are filed as Exhibits 3.1 and 3.2 to this Report and are  incorporated  by reference herein. As a result of the Reincorporation  Merger, Delaware corporate law  will  generally  be  applicable  in  the  determination  of the  rights  of stockholders of the Company under state corporate laws.

     A description  of the general  effects of the  replacement  of the Illinois
Charter and Bylaws with the Delaware Charter and Bylaws and the applicability of
Delaware  corporate law rather than Illinois  corporate law in the determination of the rights of stockholders of the Company has previously been reported by UTG
Illinois  in its  Definitive  Proxy  Statement  on  Schedule  14A filed with the
Securities and Exchange Commission on May 19, 2005 (the "Proxy  Statement").  We
hereby  incorporate  into this Form 8-K by reference in their entirety and refer you to the following  sections of the Proxy  Statement:  Proposal 2, Approval of
Reincorporation  of the Company  from  Illinois to Delaware,  Comparison  of the
Charters  and  Bylaws  of UTG and  UTG  Delaware  and  Differences  between  the
Corporation Laws of Illinois and Delaware,  Cumulative Voting,  Vacancies on the
Board of Directors,  Vote Required for Routine Shareholder Action, Vote Required
for Extraordinary Events, Takeover Provisions, Removal of Directors,  Limitation
of Liability and Indemnification,  Call of Special Meetings by Shareholders, and
Shareholders Dissenter's Rights.

Item 8.01.  Other Events.

Reincorporation

     The Explanatory Note set forth above is incorporated into this Item 8.01 in its entirety.

     Pursuant to the Merger  Agreement,  UTG  Illinois  merged with and into the
Company, and the Company continued as the surviving corporation.  The assets and liabilities  of UTG Illinois  became the assets and  liabilities of the Company.
Each  outstanding  share of common  stock,  no par value,  of UTG  Illinois  was automatically converted into one share of common stock, $0.001 par value, of the
Company at the effective  time of the merger.  Shareholders  of UTG Illinois had dissenters'  rights  with  respect  to the  Reincorporation  Merger.  It was not necessary for the  shareholders of UTG Illinois to exchange their existing share certificates for share  certificates of the Company.  However,  shareholders may exchange  their  certificates  if they so  choose by  surrendering  certificates representing shares of UTG Illinois to the Company's Stock Transfer  Department.
All employee  benefit  plans of UTG Illinois  (including  all stock  options and other  equity  based  plans)  have been  assumed  and will be  continued  by the
Company.  Each stock option and other  equity-based award issued and outstanding pursuant to such plans was converted  automatically into a stock option or other equity-based  award with respect to the same number of shares of common stock of the Company, upon the same terms and subject to the same conditions as set forth in the  applicable  plan under which the award was granted and in the  agreement reflecting  the award.  The  directors  and officers of UTG Illinois  became the directors and officers of the Company.

     The  Reincorporation  Merger did not result in a change in the  location of
UTG Illinois operations or employees or in its business operations,  and none of
UTG Illinois'  subsidiaries  changed their respective states or jurisdictions of incorporation  in  connection  with the  Reincorporation  Merger.  The Company's common  stock  continues  to be traded in the  over-the-counter  market  without interruption  under  "UTGI.OB," the same symbol as the shares of common stock of
UTG Illinois were traded.

Description of Capital Stock

     The following  summary  description  of the capital stock of the Company is qualified in its entirety by reference to applicable  provisions of Delaware law and the Delaware Charter and Bylaws,  which are attached as Exhibits 3.1 and 3.2 to this Report and incorporated by reference into this Item 8.01.

     Common Stock

     The Company is authorized to issue up to 7,000,000  shares of common stock,
$0.001 par value per share. Holders of common stock are entitled to one vote for each  share  held  of  record  on  all  matters  submitted  to  a  vote  of  the shareholders.  Directors  are elected by a plurality  of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Subject to the preferences  applicable to any shares of preferred stock outstanding at the time, holders of common stock are entitled to dividends  when and as declared by the board of directors of the Company from funds legally available therefor and are entitled,  in the event of liquidation, to share  ratably in all assets  remaining  after  payment  of  liabilities  and preferred stock preferences, if any.

     No redemption or conversion  provisions are applicable to the common stock.
Holders of shares of common stock do not have preemptive rights to subscribe for additional shares of common stock and are not subject to personal  liability for any debts of the Company.  The outstanding shares of common stock of the Company are fully paid and nonassessable.

     Preferred Stock

     The Company is authorized to issue up to 150,000 shares of preferred stock,
$0.001 par value per share.  The board of directors of the Company may,  without further action by the stockholders,  issue preferred stock in one or more series and fix the number and  designation  of shares,  rate of  dividends,  redemption terms  (including  purchase and sinking  fund  provisions),  conversion  rights, liquidation amounts, voting rights, and any other lawful rights, preferences and limitations of each such series. All shares of preferred stock shall be of equal rank and have the same powers,  preferences and rights,  and shall be subject to the same  qualifications,  limitations,  and restrictions,  without  distinction between the shares of different  series,  except with respect to the  following:
(i) Dates from which dividends commence to accrue; (ii) The redemption price and the  manner in which such  shares  may be  redeemed;  (iii)  Amounts  payable to holders thereof upon dissolution;  (iv) Sinking fund provisions; terms and rates of conversion; and (v) Voting rights. If stated dividends and amounts payable on liquidation  are not paid in full,  the shares of all series of preferred  stock will share  ratably in the payment of  dividends,  in  accordance  with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any  distribution of assets in accordance with the sums which would be payable if all sums payable were discharged in full.

     The issuance of preferred stock, while providing  flexibility in connection with possible  acquisitions  and other corporate  purposes,  could,  among other things,  dilute  the voting  power of the  holders  of common  stock,  and under certain  circumstances,  have possible  anti-takeover effects, such as making it more  difficult  for a third party to gain control of the Company.  No shares of preferred stock are currently outstanding,  and the Company has no present plans to issue any such shares.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

          Exhibit No.                 Description

          2.1                         Agreement and Plan of Merger dated as of April 4, 2005, between United
                                      Trust Group, Inc., an Illinois corporation, and UTG, Inc., a Delaware corporation.
          3.1                         Certificate of Incorporation of UTG, Inc.
          3.2                         Bylaws of UTG, Inc.
          4.1                         Form of certificate representing common stock of UTG, Inc.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                     UTG, INC.

Date: _July 1______, 2005                         By:  /s/ Theodore C. Miller
                                                           Theodore C. Miller
                                                           Senior Vice President and Chief
                                                           Financial Officer

                               INDEX TO EXHIBITS

          Exhibit No.                 Description

          2.1                         Agreement and Plan of Merger dated as of April 4, 2005, between United
                                      Trust Group, Inc., an Illinois corporation, and UTG, Inc., a Delaware corporation.
          3.1                         Certificate of Incorporation of UTG, Inc.
          3.2                         Bylaws of UTG, Inc.
          4.1                         Form of certificate representing common stock of UTG, Inc.